                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): June 30, 1999
                                                          -------------


                                 N'TANDEM TRUST
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


CALIFORNIA                               0-21470                    33-610944499
--------------------------------------------------------------------------------
 (State or other jurisdiction           (Commission               (IRS Employer
of incorporation)                      File Number)          Identification No.)


6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO                       80111
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                           (Zip Code)


       Registrant's Telephone Number, Including Area Code (303) 741-3707
                                                          --------------

In its Current Report on Form 8-K, dated July 15, 1999, N'Tandem Trust, a California business trust (the "Trust"), announced the acquisition of one manufactured home community and partial ownership interests in six other manufactured home communities (together, the "Acquired Properties"). Set forth below are certain financial statements relating to the Acquired Properties and pro forma financial information for the Trust.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Financial Statements:

               Balance Sheets of Windsor Park Properties 4, A California Limited Partnership, as of December 31, 1998 (Audited) and March 31, 1999 (Unaudited)

               Statements of Operations for the years ended December 31, 1998 and 1997 (Audited) and the three months ended March 31, 1999 and 1998 (Unaudited)

               Statements of Cash Flows for the years ended December 31, 1998 and 1997 (Audited) and the three months ended March 31, 1999 and 1998 (Unaudited)


          (b)  Pro Forma Financial Information:

               Pro Forma Condensed Statements of Operations of the Trust for the three months ended March 31, 1999 and for the year ended December 31, 1998 (Unaudited).

               Pro Forma Condensed Balance Sheet of the Trust as of March 31, 1999 (Unaudited).


          (c)  Exhibits:

               None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   N'TANDEM TRUST


Dated: August 23, 1999             By: /s/ Gary P. McDaniel
                                       --------------------
                                       Gary P. McDaniel
                                       Trustee

REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of Windsor Park Properties 4, A California Limited Partnership

In our opinion, the accompanying balance sheet and the related statements of operations, partners' equity and cash flows present fairly, in all material respects, the financial position of Windsor Park Properties 4, A California Limited Partnership (the "Partnership") at December 31, 1998, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 1, the Partnership's term has expired. Accordingly, it is the intention of the general partner to sell all of the Partnership's properties. Following the consummation of such sales, the Partnership will be liquidated and dissolved, and liquidating distributions will be made to the Partners in accordance with the terms of the Agreement of Limited Partnership.

PricewaterhouseCoopers LLP
Denver, Colorado
March 19, 1999

                           WINDSOR PARK PROPERTIES 4
                           -------------------------
                           (A California Partnership)
                           --------------------------
                                 BALANCE SHEET
                                 -------------

ASSETS                                                                 March 31, 1999                 December 31. 1998
------                                                                 --------------                 -----------------
                                                                         (Unaudited)
Property held for sale, net                                                $1,673,900                        $1,682,900
Investments in joint ventures and
  limited partnerships held for sale                                        3,072,400                         3,104,800
Cash and cash equivalents                                                     448,800                           535,600
Other assets                                                                   21,500                            16,600
                                                                       --------------                 -----------------
Total Assets                                                               $5,216,600                        $5,339,900
                                                                       ==============                 =================

LIABILITIES AND PARTNERS' EQUITY
--------------------------------

Liabilities:
 Accounts payable                                                                                            $      800
 Accrued expenses                                                          $   79,100                            64,000
 Tenant deposits and other liabilities                                         16,200                            16,000
 Due to general partners and affiliates                                        26,300                            20,600
                                                                       --------------                 -----------------
Total Liabilities                                                             121,600                           101,400
                                                                       ==============                 =================

Commitments and Contingencies (Note 9)

Partners' equity:
 Limited partners                                                           5,097,300                         5,239,300
 General partners                                                              (2,300)                             (800)
                                                                       --------------                 -----------------
                                                                            5,095,000                         5,238,500
                                                                       --------------                 -----------------
Total Liabilities and Partners' Equity                                     $5,216,600                        $5,339,900
                                                                       ==============                 =================

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 4
                           -------------------------
                      (A California Limited Partnership)
                           STATEMENTS OF OPERATIONS
                           ------------------------

                                                                              For The Year Ended December 31,
                                                                        ---------------------------------------

                                                                                 1998                   1997
                                                                        ------------------         ------------
REVENUES
--------

Rent and utilities                                                       $        815,500           $      1,169,500
Equity in earnings of joint ventures
    and limited partnerships                                                      110,900                    104,900
Interest                                                                           24,600                     29,200
Gain of sale of property                                                          115,000
Other                                                                              17,500                     55,900
                                                                        -----------------          -----------------
                                                                                1,083,500                  1,359,500
                                                                        -----------------          -----------------

COSTS AND EXPENSES
------------------

Property operating                                                                471,200                    809,100
Depreciation                                                                      185,900                    239,100
Interest                                                                          126,000                    172,300
General and administrative:
  Related parties                                                                  29,600                     65,400
  Other                                                                            61,300                     34,700
                                                                        -----------------          -----------------
                                                                                  874,000                  1,320,600
                                                                        -----------------          -----------------

Income before extraordinary item                                         $        209,500           $         38,900

Extraordinary loss from early extinguishment of debt                              (35,500)
                                                                        -----------------          -----------------

Net Income                                                               $        174,000           $         38,900
                                                                        =================          =================

Net income - general partners                                            $         37,900           $            400
                                                                        =================          =================
Net income - limited partners                                            $        136,100           $         38,500
                                                                        =================          =================

Basic and diluted earnings per limited partnership unit:
Income before extraordinary item                                         $           0.88           $           0.20
Extraordinary loss from early extinguishment of debt                                (0.18)
                                                                        =================          =================
Net income - limited partners                                            $           0.70           $           0.20
                                                                        =================          =================

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 4
                           -------------------------
                      (A California Limited Partnership)
                           STATEMENTS OF OPERATIONS
                           ------------------------

                                                                            For the Three Months Ended March 31,
                                                                        ------------------------------------------
                                                                              1999                  1998
                                                                        -----------------       ------------------
                                                                                        (Unaudited)
REVENUES
--------

Rent and utilities                                                       $       154,500         $        296,100
Equity in earnings of joint ventures and limited partnerships                     32,000                   42,700
Interest                                                                           4,100                    8,600
Other                                                                              2,200                   11,000
                                                                        ----------------        -----------------

                                                                                 192,800                  358,400
                                                                        ----------------        -----------------

COSTS AND EXPENSES

Property  operating                                                               61,600                  176,800
Depreciation and amortization                                                     34,000                   59,900
Interest                                                                                                   43,100
General and administrative:
 Related parties                                                                   4,200                   10,400
 Other                                                                            16,600                   15,200
                                                                        ----------------         ----------------

                                                                                 116,400                  305,400
                                                                        ----------------         ----------------

                                                                        ----------------         ----------------
Net income                                                               $        76,400          $        53,000
                                                                        ================         ================

                                                                        ----------------         ----------------
Net income - general partners                                            $           800          $           500
                                                                        ================         ================

                                                                        ----------------         ----------------
Net income - limited partners                                            $        75,600          $        52,500
                                                                        ================         ================

                                                                        ----------------         ----------------
Basic and diluted earnings per limited partnership unit                  $          0.39          $          0.27
                                                                        =================        ================

                 See accompanying notes to financial statements

                           WINDSOR PARK PROPERTIES 4
                           -------------------------
                      (A California Limited Partnership)
                           STATEMENTS OF CASH FLOWS
                           ------------------------

                                                              --------------------------------------
                                                                  For The Year Ended December 31,
                                                              --------------------------------------
                                                                  1998                      1997
                                                              ------------              ------------
Cash flows from operating activities:
Net income                                                     $    174,000              $    38,900
  Adjustments to reconcile net income to net
  cash provided by operating activities:
    Depreciation                                                    185,900                  239,100
    Equity in earnings of joint ventures and limited
     partnerships                                                  (110,900)                (104,900)
    Joint ventures' and limited partnerships' cash
     distributions                                                  110,900                  104,900
    (Gain) Loss on sale of property held for
     investment or sale and other assets                           (115,000)                     500
   Extraordinary loss from early extinguishment of debt              35,500
  Amortization of deferred financing costs                           72,400                   12,900

Changes in operating assets and liabilities:
   Decrease in other assets                                          34,000                   97,000
   Increase (decrease) in accounts payable                          (23,700)                   9,600
   Increase (decrease) in accrued expenses                           44,600                  (12,200)
   Decrease in tenant deposits and other liabilities                                          (8,700)
   Increase (decrease) in due to general partners and
    affiliates                                                      (16,800)                  37,400
                                                              -------------             ------------
Net cash provided by operating activities                           390,900                  414,500
                                                              -------------             ------------

Cash flows from investing activities:
  Joint ventures' and limited partnerships' cash
   distributions to partners                                        390,500                  142,400
  Increase in property held for sale                                (91,900)                 (49,600)
  Proceeds from sale of property and other assets                 1,548,500
  Investments in joint ventures and limited partnerships            (34,800)                (561,000)
                                                              -------------             ------------
Net cash provided by (used in) investing activities               1,812,300                 (468,200)
                                                              -------------             ------------

Cash flows from financing activities:
   Cash distributions to partners                                  (440,200)                (452,500)
   Repayments of mortgage note payable                           (1,775,000)
   Repurchase of limited partnership units                          (13,800)                 (37,600)
                                                              -------------             ------------
Net cash used in financing activities                            (2,229,000)                (490,100)
                                                              -------------             ------------

Net decrease in cash and cash equivalents                           (25,800)                (543,800)

Cash and cash equivalents at beginning of year                      561,400                1,105,200
                                                              -------------             ------------
Cash and cash equivalents at end of year                       $    535,600              $   561,400
                                                              =============             ============

                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 4
                          -------------------------
                      (A California Limited Partnership)
                           STATEMENTS OF CASH FLOWS
                           ------------------------

                                                                 Three Months Ended March 31,
                                                              ---------------------------------
                                                                     1999             1998
                                                              -------------        ------------
                                                                          (Unaudited)
Cash flows from operating activities:
  Net income                                                   $    76,400          $    53,000
  Adjustments to reconcile net income to net cash
  provided by operating activities:
    Depreciation and amortization                                   34,000               59,900
    Equity in earnings of joint ventures and limited
      partnerships                                                 (32,000)             (42,700)
    Joint ventures' and limited partnerships cash
      distributions                                                 32,000               42,700
    Amortization of deferred financing costs                                              3,300

    Changes in operating assets and liabilities:
      Increase in other assets                                      (4,900)             (40,800)
      Decrease in accounts payable                                    (800)             (21,100)
      Increase (decrease) in due to general                          5,700                 (900)
       partners and  affiliates
      Increase in accrued expenses                                  15,100               46,400
      Increase in tenant deposits and other
       liabilities                                                     200
                                                              ------------         ------------
Net cash provided by operating activities                          125,700               99,800
                                                              ------------         ------------

Cash flows from investing activities:
  Investment in joint venture and limited
   partnerships                                                                             (50)
  Joint ventures' and limited partnerships' cash
    distributions                                                   32,400              123,050
  Increase in property held for investment/sale                    (25,000)
                                                              ------------         ------------
Net cash provided by (used in) investing activities                  7,400              123,000
                                                              ------------         ------------

Cash flows from financing activities:
  Cash distributions to partners                                  (219,900)            (220,200)
                                                              ------------         ------------
Net cash used in financing activities                             (219,900)            (220,200)
                                                              ------------         ------------

Net increase (decrease) in cash and cash equivalents               (86,800)               2,600

Cash and cash equivalents at beginning of period                   535,600              561,400
                                                              ------------         ------------
Cash and cash equivalents at end of period                     $   448,800          $   564,000
                                                              ============         ============


                See accompanying notes to financial statements.

                           WINDSOR PARK PROPERTIES 4
                           -------------------------
                      (A California Limited Partnership)
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


NOTE 1.  THE PARTNERSHIP AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         --------------------------------------------------------------

The Partnership
---------------

Windsor Park Properties 4, A California Limited Partnership (the "Partnership"), was formed in June 1986 for the purpose of acquiring and holding existing manufactured home communities for investment. The general partners of the Partnership are The Windsor Corporation ("TWC"), a California corporation, and John A. Coseo, Jr. In September 1997, Chateau Communities, Inc., ("Chateau") a publicly held real estate investment trust, purchased 100 percent of the shares of The Windsor Corporation. The Partnership was funded through a public offering of 200,000 limited partnership units at $100 per unit, which commenced in September 1986 and terminated in September 1987.

In accordance with the Partnership's Agreement of Limited Partnership, the term of the Partnership expired on December 31, 1997 and, unless the term of the Partnership is extended, the General Partners are obligated to take actions to liquidate and dissolve the Partnership. Accordingly, in the fourth quarter of 1997, the General Partners began to develop a plan to liquidate the Partnership. The first phase of such plan of liquidation involved the Partnership's marketing of its Sunrise Village property, a wholly-owned property, and Harmony Ranch property, a partially-owned property, for sale. As a result, the Partnership sold the Sunrise Village Property for approximately $1.7 million to a third party in May 1998. The second phase of such plan of liquidation involved the sale by the Partnership of its remaining assets not sold to third parties to N'Tandem Trust, an externally-advised California business trust, ("N'Tandem), in which Chateau, as of March 31, 1999, held 17% of the outstanding common stock. Accordingly, the Partnership and N'Tandem have proposed a transaction whereby the Partnership would sell its single remaining wholly-owned property and its six partially-owned properties to N' Tandem. The consummation of the proposed transaction with N'Tandem is subject to the satisfaction of certain conditions, including the approval of a majority of the Partnership's limited partners. If the proposed transaction with N'Tandem is consummated, the Partnership will be liquidated and dissolved and liquidating distributions will be made to limited partners in accordance with the terms of the Partnership's Agreement of Limited Partnership.

Property Held For Sale
----------------------

During 1998 and 1997, property held for sale was recorded at the lower of cost or net realizable value and depreciated over various estimated useful lives (buildings and improvements - 5 to 20 years; fixtures and equipment - 3 to 5 years) using the straight-line method. The Partnership has continued to operate its property held for sale in the normal course of business and, accordingly, has continued to record depreciation expense. When assets were sold or otherwise disposed of, the cost and related accumulated depreciation was removed from the accounts, and any gain or loss was included in net income. Repairs and maintenance were charged to operations as incurred.

Investments in Joint Ventures and Limited Partnerships Held For Sale
--------------------------------------------------------------------

The investments in joint ventures are accounted for utilizing the equity method of accounting as the properties are subject to joint control requiring approval or mutual agreement of the investors. The investment in limited partnerships is also accounted for utilizing the equity method as the limited partners have significant rights.

Interim Unaudited Financial Information
---------------------------------------

The accompanying interim unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and were prepared on the same basis as the annual financial statements for the year ended December 31, 1998. In the opinion of management, all material adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The results of operations for such interim periods are not necessarily indicative of the actual results for the full year.

Income Taxes
------------

Under provisions of the Internal Revenue Code and the California Revenue and Taxation Code, partnerships are generally not subject to income taxes. The tax effect of any income or loss accrues to the individual partners.

Basic and Diluted Earnings per Limited Partnership Unit
-------------------------------------------------------

Basic and diluted earnings per limited partnership unit are calculated based on the weighted average number of limited partnership units outstanding during the year and the net income allocated, which is the same as income available, to the limited partners. Basic and diluted earnings per limited partnership unit are the same, as the Partnership has no dilutive securities. The weighted average number of limited partnership units outstanding during the years ended December 31, 1998 and 1997 was 195,429 and 196,334, respectively. The weighted average number of limited partnership units outstanding for the three months ended March 31, 1999 and 1998 was 195,266 and 195,461 (unaudited), respectively.

Statements of Cash Flows
------------------------

For purposes of the statements of cash flows, the Partnership considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition
-------------------

Rental income is recognized when earned and due from residents. The leases entered into by residents for the rental of a site are generally for terms not longer than one year and renewable upon the consent of both parties or, in some instances, as provided by statute.

NOTE 2.  PARTNERSHIP AGREEMENT
         ---------------------

In accordance with the partnership agreement, the maximum liability of the limited partners is the amount of their capital contributions. The number of limited partnership units outstanding at December 31, 1998 and 1997 was 195,266 and 195,576, respectively, which represented capital contributions of $19,526,600 and $19,557,600, respectively. During the years ended December 31, 1998 and 1997, the Partnership repurchased 310 units and 1,519 units, respectively, for $13,800 and $37,600, respectively, from the limited partners. The general partners owned 1,030 units at both December 31, 1998 and 1997. The general partners are entitled to receive from the Partnership various fees and compensation which are summarized as follows:

Operational Stage
-----------------

The profits, losses and cash distributions of the Partnership during the operational stage are allocated 99% to the limited partners and 1% to the general partners.

The Partnership reimburses TWC for certain direct expenses, and employee, executive and administrative time incurred on the Partnership's behalf. The Partnership was charged $29,600 and $74,700 for such costs during the years ended December 31, 1998 and 1997, respectively. These costs are included in property operating and general and administrative expenses in the accompanying statements of operations. As of December 31, 1998, the Partnership owed TWC $20,600.

Liquidation Stage
-----------------

The general partners receive 1% of cash distributions from the sale or financing of Partnership properties. This participation increases to 15% after the limited partners have received their original invested capital plus a 9% cumulative, non-compounded, annual return.

The general partners generally receive 1% of profits and losses from the sale of Partnership properties. However, if applicable, profits on sale will first be allocated 100% to the general partners to the extent of their negative capital account.

The general partners received cash distributions of $4,500 for each of the years ended December 31, 1998 and 1997.

NOTE 3.  PROPERTY HELD FOR SALE
         ----------------------

The property held for sale consists of one manufactured home community summarized as follows:

     Name of Property          Date Acquired                   Location
     ----------------          -------------                   ---------

     Sunset Vista              April 30, 1987                  Magna, Utah


                                                      December 31, 1998
                                                      -----------------

          Land                                        $         613,700
          Buildings and improvements                          2,651,400
          Fixtures and equipment                                 52,700
                                                      -----------------
                                                              3,317,800

          Less accumulated depreciation                      (1,634,900)
                                                      -----------------
                                                      $       1,682,900
                                                      =================


NOTE 4.  INVESTMENTS IN JOINT VENTURES AND LIMITED PARTNERSHIPS HELD FOR SALE
         --------------------------------------------------------------------

The Partnership's investments in joint ventures and limited partnerships consist of interests in six manufactured home communities summarized as follows:

                      Ownership
Name of Property      Percentage    Date Acquired        Location
----------------      ----------    -------------        --------
Big Country Estates      60%        December 1, 1986     Cheyenne, Wyoming
Harmony Ranch            75%        December 15, 1986    Thonotosassa, Florida
Rancho Margate           33%        September 20, 1995   Margate, Florida
Winter Haven             33%        October 11, 1995     Winter Haven, Florida
Apache East              25%        February 18, 1997    Phoenix, Arizona
Denali Park              25%        February 18, 1997    Phoenix, Arizona


The remaining interests in the communities are owned by California limited partnerships, which have the same General Partner as the Partnership.

The combined condensed financial position and results of operations of the joint ventures and Limited Partnerships are as follows:

                                                    December 31, 1998
 Financial Position:                                -----------------
 ------------------

Property held for sale, net                         $      17,450,800
Cash                                                           94,600
Other assets                                                  339,400
                                                    -----------------

   Total assets                                     $      17,884,800
                                                    =================

Mortgage notes payable                              $       9,429,600
Accounts payable                                               15,600
Other liabilities                                             217,800
                                                    -----------------

  Total liabilities                                         9,663,000

Partners' equity                                            8,221,800
                                                    -----------------

                                                    $      17,884,800
                                                    =================


                                     For The Year Ended December 31,
                                   ----------------------------------

                                       1998                1997
                                   ------------       ---------------

Results of Operations:
----------------------

Property revenues                  $  3,483,600       $     3,231,100
                                   ------------       ---------------

Expenses:
  Property operating                  1,701,500             1,597,600
  Interest                              890,400               808,800
  Depreciation                          728,800               669,100
                                   ------------       ---------------

                                      3,320,700             3,075,500
                                   ------------       ---------------

Net income                         $    162,900       $       155,600
                                   ============       ===============


NOTE 5.  MORTGAGE NOTE PAYABLE
         ---------------------

In April 1998, the Partnership used the proceeds from the sale of Sunrise Village to pay off its existing mortgage of $1,775,000. The loan was collateralized by the Sunrise Village and Sunset Vista communities. The Partnership recorded a gain of $115,000 on the sale of Sunrise Village.

NOTE 6.  DISTRIBUTIONS TO LIMITED PARTNERS
         ---------------------------------

Distributions to limited partners in excess of net income allocated to limited partners are considered a return of capital. A breakdown of cash distributions to the limited partners for the years ended December 31, 1998 and 1997 follows:


                                       1998                                         1997
                         ------------------------------              ----------------------------------

                                                    Per                                             Per
                               Amount              Unit                     Amount                 Unit
                               ------              ----                     ------                 ----
Net income
 - Limited Partners      $    136,100     $        0.70              $      38,500          $      0.20
Return of capital             299,600              1.53                    409,500                 2.08
                         ------------     -------------              -------------          -----------

Total distributions      $    435,700     $        2.23              $     448,000          $      2.28
                         ============     =============              =============          ===========

NOTE 7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

The carrying amounts of cash equivalents, other assets, accounts payable, accrued expenses and other liabilities approximate fair value because of the short maturity of these financial instruments.

NOTE 8.  SUPPLEMENTAL CASH FLOW INFORMATION
         ----------------------------------

                                                           Year ended December 31,                  Three months ended March 31,
                                                           ----------------------                   ----------------------------
                                                           1998             1997                       1999              1998
                                                           ----             ----                       ----              ----

                                                                                                           (Unaudited)
Supplemental disclosure of cash flow information:
  Cash paid during the year for:
     Interest (none capitalized)                            $126,000        $169,682                $   0               $43,100
                                                          ==========       =========              ==========           ========

NOTE 9.  CONTINGENCIES
         -------------

The Partnership, as an owner of real estate, is subject to various environmental laws. Compliance by the Partnership with existing laws has not had a material effect on the results of operations, financial condition or cash flows of the Partnership, nor does management believe it will have a material impact in the future.

The Partnership is jointly and severally liable for $9,429,600 of debt issued by affiliated entities in which it has a joint venture or limited partnership investment.

NOTE 10.  RELATED PARTY TRANSACTIONS
          --------------------------

Chateau and/or its predecessor have been providing property management services to the Partnership since 1992. For this service, Chateau is paid a property management fee, which is based on a percentage of actual gross receipts of the properties. The total management fees paid to Chateau were $41,300 and $58,100 for the years ended December 31, 1998 and 1997, respectively. In addition certain direct expenses are paid by Chateau on behalf of the Partnership and then reimbursed by the Partnership. These amounts were $124,100 and $184,300 for the years ended December 31, 1998 and 1997, respectively.

NOTE 11.  EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT OF DEBT
          -------------------------------------------------

The extraordinary loss in the accompanying statements of income represent a prepayment penalty incurred in connection with the early extinguishment of debt.

                                N' TANDEM TRUST
                  Pro Forma Condensed Statements of Operations
 For the three months ended March 31, 1999 and the year ended December 31, 1998


The following unaudited pro forma condensed statements of operations have been presented as if the acquisitions of the Windsor Park Properties 4 assets and liabilities and the related financing had been completed as of January 1, 1998. The unaudited pro forma condensed statements of operations and related notes should be read in conjunction with N' Tandem Trust's ("N'Tandem" or the "Trust") audited financial statements that are included in the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission (the "Commission"). The unaudited pro forma condensed statements of operations are not necessarily indicative of what actual results of operations of the Trust would have been had the acquisitions occurred on January 1, 1998 nor does it represent the results of operations of the Trust for future periods.

                                N'TANDEM TRUST
                  Pro Forma Condensed Statement of Operations
                                  (Unaudited)

                                                          For the Three Months Ended March 31,1999
                                                          ----------------------------------------
                                              N'Tandem          WPP4          Pro Forma       N'Tandem
                                             Historical      Historical      Adjustments      Pro Forma
                                            ------------    ------------    -------------    -----------
                                              (Note 1)        (Note 1)         (Note 2)
Revenues:
   Rent and utilities                       $    734,600    $   $154,500                     $   889,100
   Equity losses on joint ventures
     and limited partnerships                     (8,300)         32,000                          23,700
   Interest                                          100           4,100                           4,200
   Other                                          38,200           2,200                          40,400
                                            ------------    ------------    -------------    -----------
                                                 764,600         192,800                         957,400
                                            ------------    ------------    -------------    -----------

Expenses:
   Property operating                            396,900          61,600                         458,500
   Interest                                      301,500                          184,500 a      486,000
   Depreciation                                  159,200          34,000           30,300 b      223,500
   Advisory fee                                   49,100                           29,700 c       78,800
   General and administrative:
     Related parties                               7,900           4,200                          12,100
     Other                                        13,100          16,600                          29,700
                                            ------------    ------------    -------------    -----------
                                                 927,700         116,400          244,500      1,288,600
                                            ------------    ------------    -------------    -----------

Net income (loss)                           $   (163,100)   $     76,400    $    (244,500)   $  (331,200)
                                            ============    ============    =============    ===========

Preferred dividends paid                         (36,800)                                        (36,800)
                                            ============    ============    =============    ===========
Net income (loss) attributable to
  common shares                             $   (199,900)   $     76,400    $    (244,500)   $  (368,000)
                                            ============    ============    =============    ===========

Basic and diluted loss per common
share                                       $      (1.83)                                    $     (3.37)
                                            ============                                     ===========

                                            ============                                     ===========
Dividends per common share                  $       0.38                                     $      0.38
                                            ============                                     ===========

The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'TANDEM TRUST
                  Pro Forma Condensed Statement of Operations
                                  (Unaudited)

                                                       For the Year Ended December 31, 1998
                                                       -------------------------------------
                                          N'Tandem          WPP4          Pro Forma        N'Tandem
                                         Historical      Historical      Adjustments       Pro Forma
                                        ------------    ------------    -------------    ------------
                                          (Note 1)        (Note 1)         (Note 2)        (Note 3)
Revenues:
   Rent and utilities                   $  1,703,300    $    815,500    $ (199,500) d    $  2,319,300
   Equity losses on joint ventures and
      limited partnerships                   (27,800)        110,900                           83,100

   Interest                                    1,500          24,600                           26,100
   Gain on sale of property                                  115,000      (115,000) d
   Other                                      22,900          17,500       (10,000) d          30,400
                                        ------------    ------------    -------------    ------------
                                           1,699,900       1,083,500      (324,500)         2,458,900
                                        ------------    ------------    -------------    ------------

Expenses:
   Property operating                        822,700         471,200      (190,400) d       1,103,500
   Interest                                  652,000         126,000       612,000  a       1,390,000
   Depreciation                              349,300         185,900        71,200  b         606,400
   Advisory Fee                              147,100                       118,700  c         265,800
   General and administrative:
     Related parties                          28,800          29,600                           58,400
     Other                                    64,000          61,300                          125,300
                                        ------------    ------------    -------------    ------------
                                           2,063,900         874,000       611,500          3,549,400
                                        ------------    ------------    -------------    ------------

Net income (loss)                       $   (364,000)   $    209,500    $ (936,000)      $ (1,090,500)
                                        ============    ============    =============    ============

Preferred dividends paid                    (147,100)                                        (147,100)
                                        ============    ============    =============    ============
Net income (loss) attributable to
 common shares                          $   (511,100)   $    209,500    $ (936,000)      $ (1,237,600)
                                        ============    ============    =============    ============

Basic and diluted loss per common
 share                                  $      (4.88)                                    $     (11.83)
                                        ============                                     ============

Dividends per common share              $       1.50                                     $       1.50
                                        ============                                     ============

The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N' TANDEM TRUST
                       Pro Forma Condensed Balance Sheet

                             As of March 31, 1999

The following unaudited pro forma condensed balance sheet has been presented as if the acquisition of the Windsor Park Properties 4 assets and liabilities and the related financing had been completed on March 31, 1999. The unaudited pro forma condensed balance sheet should be read in conjunction with the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission. The unaudited pro forma condensed balance sheet is not necessarily indicative of what the actual financial position of the Trust would have been had the acquisitions occurred on March 31, 1999 nor does it represent the future financial position of the Trust.

                                N'Tandem Trust
                       Pro Forma Condensed Balance Sheet
                                  (Unaudited)

                                                                 As of March 31,1999
                                                                 -------------------
                                            N'Tandem          WPP4           Pro Forma         N'Tandem
                                           Historical      Historical       Adjustments        Pro Forma
                                          ------------    ------------    ---------------    ------------
                                            (Note 1)        (Note 1)          (Note 3)
ASSETS
------
  Property held for investment net        $ 16,347,100                    $  3,914,000  a    $ 20,261,100
  Property held for sale, net                             $  1,673,900      (1,673,900) b
  Investments in joint ventures
   and limited partnerships                    795,900       3,072,400      (3,072,400) b       5,717,100


                                                                             4,921,200  a

  Cash and cash equivalents                    151,600         448,800        (448,800) b         151,600
  Deferred financing costs, net                 39,100                                             39,100
  Other assets                                 473,400          21,500         (21,500) b         473,400
                                          ------------    ------------    ---------------    ------------
  Total assets                            $ 17,807,100    $  5,216,600    $  3,618,600       $ 26,642,300
                                          ============    ============    ===============    ============

LIABILITIES AND EQUITY
----------------------
   Liabilities:
   Mortgage notes payable                 $  2,050,000                                       $  2,050,000
   Note payable to affiliate                10,651,500                    $  8,433,800  a      19,085,300
   Accrued expenses                            888,100    $     79,100         (79,100) b         917,100
                                                                                29,000  a

   Tenant deposits and other
     liabilities                             1,020,400          16,200                          1,036,600

   Due to general partner and                                                  356,200  a
     affiliates                                824,600          26,300         (26,300) b       1,180,800
                                          ------------    ------------    ---------------    ------------
   Total liabilities                      $ 15,434,600    $    121,600    $  8,713,600       $ 24,269,800
                                          ------------    ------------    ---------------    ------------

   Shareholders Equity:
     Preferred shares of beneficial
     interests, $0.01 par value;
     500,000,000 shares authorized;
     98,073 shares issued and
     outstanding                          $  2,121,700                                       $  2,121,700

     Common shares of beneficial
     interest, $0.01 par value;
     100,000,000 shares authorized;
     109,308 shares issued and
     outstanding                             2,401,400                                          2,401,400

     Dividends in excess of
     accumulated earnings                   (2,150,600)                                        (2,150,600)


   Partners Equity:
     Limited Partners                                     $  5,097,300    $ (5,097,300) b
     General Partners                                           (2,300)          2,300  b
                                          ============    ============    ===============    ============
   Total Equity                              2,372,500       5,095,000      (5,095,000)         2,372,500
                                          ------------    ------------    ---------------    ------------

                                          ============    ============    ===============    ============
Total Liability and Equity                $ 17,807,100    $  5,216,600    $  3,618,600       $ 26,642,300
                                          ============    ============    ===============    ============

The accompanying notes are an integral part of the pro forma condensed financial statements.

                                N'TANDEM TRUST
               NOTES TO CONDENSED PRO FORMA FINANCIAL STATEMENTS


1.   HISTORICAL FINANCIAL STATEMENTS

     The historical financial statements, which are included in the Trust's and Windsor Park Properties 4 Quarterly Reports on Form 10-QSB and Annual Reports on Form 10-KSB as filed with the Commission, include the accounts of the Trust and Windsor Park Properties 4 as of and for the three months ended March 31, 1999 and the year ended December 31, 1998, respectively.

2.   PRO FORMA ADJUSTMENTS - STATEMENTS OF OPERATIONS

     The pro forma adjustments for the pro forma condensed statements of operations are as follows:

                                                                              Three Months
                                                                                 Ended               Year Ended
                                                                             March 31, 1999       December 31, 1998
                                                                           -------------------  ----------------------
     a  To adjust interest on $8,433,800 of indebtedness
        payable to Chateau Communities, Inc., incurred
        at a weighted average rate of 8.75% for the period
        beginning January 1, 1998                                                   $  184,500              $  612,000

     b  To adjust depreciation of acquired properties
        based on an average 20 year life                                            $   30,300              $   71,200

     c  An advisory fee representing 1% of  the gross
        purchase price of $11,871,750 payable to the
        Trust's advisor pursuant to the N'Tandem
        advisory  agreement                                                         $   29,700              $  118,700

     d  Exclusion of operations of a community that was                                                     $ (199,500)
        sold by Windsor Park Properties 4 in April, 1998                                                      (115,000)
                                                                                                               (10,000)
                                                                                                              (190,400)

3.   PRO FORMA ADJUSTMENTS - BALANCE SHEET

     a. Reflects the acquisition of one manufactured home community and partial ownership interests in six other manufactured home communities (together, the "Acquired Properties). The aggregate purchase price was $8,509,850, of which $8,433,800 was borrowed from Chateau Communities Inc. The Trust also assumed debt attributable to the six partial ownership interests in the amount of $3,361,900.

     b.   Reflects the sale by Windsor Park Properties 4 of the Acquired
          Properties.